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                                                                   EXHIBIT 10.13



          WORLD COMMERCE ONLINE. INC. DEMONSTRATION LICENSE AGREEMENT
                             FOR FLORAPLEX SYSTEM(TM)

         This License Agreement is entered into between AnswerThink Consulting Group, Inc., (End User) and World Commerce Online, Inc. ("WCO"), dated the 4th day of October, 1999.

1.       GRANT OF LICENSE.

         WCO grants to End User a nonexclusive, nontransferable license to use one copy of the Floraplex System(TM) computer program and written documentation (collectively the "Software"), to be loaded and operated on one designated file server at a time for the exclusive use at the i2 Technologies, Inc. trade show demonstration ("Trade Show") on
         ____________________.

2.       OTHER RESTRICTIONS.

         End User shall not sell, lease or sublicense the Software. End User may not retain any copies of the Software and related written documentation. End User shall not make any copies, or allow others to make copies, of the Software, other than as permitted herein. End User shall not reverse engineer, recompile or disassemble the Software. End User shall not use the Software in any service bureau or timesharing environment and shall not rent the Software. End User will return all copies of the Software and reformat the hard drive of the server used to demonstrate the Floraplex System(TM) at the conclusion of the Trade Show.

3.       COPYRIGHT.

         The Software and written materials are owned by WCO and are protected by United States copyright laws and international treaty provisions. Therefore, End User shall treat the Software and written materials as any other restricted copyrighted material, except that End User may, solely for purposes of the Trade Show: (a) make one copy of the Software solely for backup or archival purposes; (b) transfer the Software to a single hard disk providing End User keeps the original solely for backup or archival purposes; or (c) copy the written materials accompanying the Software for internal use only.

4.       INDEMNIFICATION.

         In the event that a claim is brought or asserted against End User alleging the Software, releases including changes and other modifications to the Software, constitutes an infringement of a U.S. patent, copyright, or trade secret, WCO agrees to defend, at its own expense, or at its option to settle all such claims. In the event that a claim is brought or asserted against WCO arising from End User's use or demonstration of the Software, End User agrees to defend, at its own expense, or at its option to settle all such claims.
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5.       TERMINATION OF LICENSE.

         WCO may terminate this License if End User breaches or violates any of the restrictions stated herein, provided End User fails to cure such breach or violation within three (3) days from date of notification.

6.       WARRANTY DISCLAIMER.

         WCO EXPRESSLY WAIVES AND DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ALL IMPLIED WARRANTIES OF
         MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE.

7.       DAMAGE LIMITATION.

         IN NO EVENT SHALL WCO BE LIABLE FOR SPECIAL, CONSEQUENTIAL, COLLATERAL, OR INCIDENTAL DAMAGES AS A RESULT OF ANY BREACH OF WARRANTY, EXPRESS OR IMPLIED, ARISING OUT OF THE LICENSE OR USE OF THE SOFTWARE.

8.       CONFIDENTIALITY.

         End User acknowledges that the Software and related written materials are proprietary and confidential trade secrets of WCO and may not be disclosed to any party without prior permission of WCO. End User also agrees to maintain the Software and all related written materials in confidence using no less care than that used to maintain and protect the confidentiality of End User's similar confidential information. End User agrees to allow WCO to use End User's name for limited activities including a press release announcing this License Agreement and a mutually agreeable number of telephone reference calls or on-site reference visits. WCO agrees not to disclose any of End User's proprietary and confidential information or trade secrets as part of these limited activities.

9.       EQUITABLE RELIEF

         End User acknowledges that any breach of its obligations with respect to proprietary rights of WCO will cause WCO irreparable injury for which there are no adequate remedies at law and that WCO shall be entitled to equitable relief in addition to all other remedies available to it.

10.      NOTICE.

         All written notices between the parties shall be considered to have been given if sent by certified or registered mail to the address set forth below or other such address as either party may provide in writing as a change of address.


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11.      GOVERNING LAW.

         The laws of the State of Florida shall govern this Agreement.

12.      SEVERABILITY.

         Each provision of this License Agreement is severable from the entire Agreement. In the event that any such provision hereof is declared invalid or unenforceable, the remaining provisions shall remain in effect.

13.      FEES AND SERVICES.

         All fees have been waived by WCO to End User for the use of its Floraplex System(TM) software during the Trade Show demonstration.


Answer Think Consulting Group           World Commerce Online, Inc.
3200 Winely Hill Road                   9677 Tradeport Drive
Suite 800 West                          Orlando, FL 32827-5813
Atlanta, GA 30339

/s/ William Alex Dryden                 /s/ John R. Daniel II
---------------------------------       --------------------------------------
Authorized Signature                    Authorized Signature


---------------------------------       --------------------------------------
William Alex Dryden                     John R. Daniel II


Manager             10/4/99             Executive Vice President    10/4/99
---------------------------------       --------------------------------------
Title               Date                Title                       Date


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